FIRST AMENDMENT TO
                      AMENDMENT AND EXTENSION AGREEMENT


         NBD Bank ("NBD" or "Lender", Secom General Corporation ("Secom"), Form Flow, Inc. ("Form Flow), L & H Die, Inc. ("L&H"), Micanol, Inc. ("Micanol"), Uniflow, Corporation ("Uniflow "), MMC Manufacturing Corp. f/k/a Milford Manufacturing, Corporation ("Milford "), Tri-Tec Plastics
Corporation ("Tri-Tec"), and Triple Tool, Inc. ("Triple Tool") enter into this First Amendment to Amendment and Extension Agreement (this "First Amendment" on February 2, 1999, effective February 1, 1999. For convenience
(i) Secom, Form Flow, L&H, Micanol, Uniflow, and Milford are referred to herein, collectively, as "Borrowers" and, individually, as a "Borrower," (ii) Secom, Form Flow, L&H, Micanol, Uniflow, and Milford in their capacity as guarantor of another Borrower's debt to NBD, Tri-Tec pursuant to the Tri-Tec/Uniflow Guaranty (defined herein), Triple Tool pursuant to the Triple Tool/Uniflow Guaranty (defined herein), and any other person or entity who guaranteed the obligations of one or more of Borrowers to NBD are referred to herein, collectively, as "Guarantors", and, individually, as a "Guarantor," and (iii) Borrowers, Guarantors, Tri-Tec and Triple Tool are referred to herein, collectively, as the "Parties" and, individually, as a "Party."

                                  RECITALS

         A. Secom, Form Flow, L&H, Micanol, Uniflow, Milford and NBD are parties to an Amendment and Extension Agreement dated as of November 25, 1998 ("Extension Agreement"). Capitalized terms used but not defined in this First Amendment have the same meanings as in the Extension Agreement.

         B. On January 11, 1999, there was (i) $2,333,309.49 in principal owing by the Borrowers to NBD under the Line of Credit, (ii) $615,592.35 in principal owing by the Borrowers to NBD under the Term Loan, and (iii) $623,180 in principal owing by the Borrowers to NBD under the Equipment Line of Credit Note, plus accrued but unpaid interest costs and expenses (including attorneys' fees) called for by the Loan Documents (all of these obligations together with all other principal and interest due or becoming due to NBD together with all other sums, indebtedness and liabilities of any and every kind now or hereafter owing and to become due from Borrowers to NBD, however created, however incurred, evidenced, acquired or arising and whether direct or indirect, primary, secondary, fixed or contingent, matured or unmatured, joint, several, or joint and several, and whether for principal, interest, reimbursement obligations, indemnity obligations, obligations under guaranty agreements, fees, costs, expenses, or otherwise and all of the Borrowers' obligations under the Extension Agreement and this First Amendment, together with all other present and future obligations of the Borrowers to NBD, and Tri-Tec's obligations pursuant to the Tri-Tec/Uniflow Guaranty, and Triple Tool's obligations pursuant to the Triple Tool/Uniflow Guaranty, are collectively referred to as the "Obligations").

         C. Tri-Tec acknowledges and agrees it executed a Continuing Security Agreement dated December 19, 1991, (the "Tri-Tec Security Agreement") granting NBD a first prior lien on a portion of its assets, including, but not limited to, accounts, chattel paper and general intangibles, to secure the portion of the Obligations attributed to Secom, L&H, Form Flow, Uniflow, Micanol, and Triple Tool. Triple Tool acknowledges and agrees it executed a Continuing Security Agreement dated December 19, 1991, (the "Triple Tool Security Agreement") granting NBD a first prior lien on a portion of its assets, including, but not limited to, accounts, chattel paper, and general intangibles, to secure the portion of the Obligations attributed to Secom, L&H, Form Flow, Uniflow, Micanol, and Tri-Tec.

         D. Tri-Tec acknowledges and agrees that it executed a Continuing Guaranty, for the benefit of NBD, dated April 3, 1992, guaranteeing all of the obligations of Uniflow to NBD, then existing or thereafter arising (the "Tri-Tec/Uniflow Guaranty"). Triple Tool acknowledges and agrees that it executed a Continuing Guaranty for the benefit of NBD, dated April 3, 1992, guaranteeing all of the obligations of Uniflow to NBD, then existing or thereafter arising (the "Triple Tool/Uniflow Guaranty").


         E. Each Party acknowledges and agrees that (a) the Extension Agreement is in full force and effect; (b) NBD has fully performed all of its obligations under the Loan Documents (including the Extension Agreement); (c) NBD has no obligation to continue to lend to the Borrowers, and any future loans will be made in NBD's sole discretion; (d) NBD has no obligation to forbear from enforcing its rights and remedies beyond February 1, 1999, and
(e) NBD has made no representation or agreement that funding in any amount will continue, or that the Extension Period will be extended beyond its expiration date.

         F. Each Party also acknowledges and agrees that the actions taken by NBD to date in furtherance of the Loan Documents (including the Extension Agreement) are reasonable and appropriate under the circumstances and are within NBD's rights under the Loan Documents and applicable law.

         G. The Parties have requested that NBD amend the Extension Agreement in order to extend the Extension Period to May 1, 1999, and amend the financial covenants based upon the updated cash flow projections provided by the Borrowers, attached hereto and made a part hereof as Exhibit A (the "Updated Cash Flow Projections"), all as specified herein.

         H. As set forth in this First Amendment, NBD and the Parties have agreed to amend the Extension Agreement and have reached certain other agreements.


                                  AGREEMENT

         Based on the foregoing Recitals (which are incorporated into this First Amendment as agreements, representations, warranties and covenants of the respective Parties, as the case may

be), and for other good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, each of the Parties and NBD agree as follows:


1.   Amendments to the Extension Agreement.

           (a) Paragraph 1(a) of the Extension Agreement is hereby amended in its entirety and replaced by the following:

                "(a) Subject to the following conditions and those set forth below, NBD agrees to waive the Existing Defaults through May 1, 1999 (the "Extension Period"), at which time, unless earlier demand is made, all Obligations shall be due and payable in full without further notice or demand by NBD."

           (b) Paragraph 2 of the Extension Agreement is hereby amended in its entirety and replaced by the following:

                2. Financial Covenants During Extension Period. Attached to the First Amendment as Exhibit A is a copy of projection prepared be Borrowers (the "Projections") of operating results and cash flows through June 30, 1999. In accordance with the Projections, and as an accommodation to Borrowers, anything to the contrary in the Loan Documents notwithstanding, through the Extension Period, The following financial covenants shall be applicable, rather than the Cash Flow Coverage Ratio, Tangible Capital Funds and Current Ratio covenants set forth in the Credit Agreement:

                (a) Borrowers' Total Equity shall not be less $7,750,000. For the purposes of this covenant, "Total Equity" means book net worth determined in accordance with generally accepted accounting principles;

                (b) Borrowers' Total Liabilities to Total Equity shall not exceed 2.1 to 1.0. Notwithstanding anything in the Loan Documents to the contrary, for the purposes of this covenant, "Total Liabilities" means all liabilities of Borrowers of any nature whatsoever;

                (c) Borrowers' Current Ratio shall not be less than 0.65 to 1.0;

                (d) Borrowers' EBITD shall not be less than negative $45,000 for the month of December, 1998; and

                (e) Borrowers' EBITDA shall not be less than $200,000 for the month of January, 1999, not less than $215,000 for the month of February, 1999, not less than $225,000 for the month of March, 1999, and not less than $225,000 for the month of April, 1999."

         2. Extension Fee/Legal Fees and Expenses. In consideration for NBD to extend the Extension Period, simultaneously with the execution of this First Amendment, Borrowers must pay to NBD a $35,000 fee (the "Extension Fee"), which shall be deemed fully, earned when due. In addition, the Borrowers must also pay, simultaneously with the execution of this First Amendment, $5,075.86, which represents reimbursement for legal fees and expenses incurred by NBD for the months of November and December, 1998.


         3. References to Loan Documents. All references (a) to Loan Documents include the Extension Agreement, the First Amendment, the Tri-Tec Security Agreement, the Triple Tool Security Agreement, and all security agreements, pledge agreements, notes, assignments and other documents and instruments executed by the Borrowers in connection with or in furtherance of the Extension Agreement and the First Amendment; (b) to Guarantor Loan Documents include the Extension Agreement, the First Amendment, the Tri-Tec/Uniflow Guaranty, the Triple Tool/Uniflow Guaranty, and all security agreements, guaranties, pledge agreements, notes, assignments and other documents and instruments executed by the Guarantors, Tri-Tec, or Triple Tool in connection with or in furtherance of Extension Agreement and the First Amendment; (c) to Obligations include all of each Borrower's, Tri-Tec's and Triple Tool's obligations to NBD under the Loan Documents, Extension Agreement, the First Amendment, and all documents, instruments and agreements executed in connection with or in furtherance of these agreements, including the Obligations as defined hereunder; and (d) to Collateral include all collateral security granted to NBD in accordance with the Extension Agreement, the First Amendment, the Tri-Tec Security Agreement, and the Triple Tool Security Agreement, and all documents, instruments and agreements executed in connection with or in furtherance of either or both of these agreements to secure any of the Obligation or any other obligation of any one or more of the Parties to NBD, (e) and to Guaranties includes the Tri-Tec/Uniflow Guaranty and the Triple Tool/Uniflow Guaranty.

         4. Additional Documents. Each of the Parties agrees to execute any documents reasonably deemed necessary or appropriate by NBD to carry out the intent of or implement this First Amendment or any of the other Loan Documents.

         5. Loan Document Remain In Force. Except as expressly modified and amended by the terms of this First Amendment, all of the other terms and conditions of the Loan Documents (including the Extension Agreement and the Guaranties and all documents and agreements referred to or incorporated therein or executed in connection therewith) remain in full force and effect and are hereby ratified, confirmed and approved. Each Party, jointly and severally, reaffirms, ratifies and confirms the liens, mortgages, assignments and security interests granted to NBD in the Collateral under the Loan Documents (including the Extension Agreement) or otherwise and acknowledges and agrees that any and all collateral security heretofore, simultaneously herewith or hereafter granted to NBD by any Party shall secure all of that Party's present and future obligations to NBD and all present and future obligations of any one or more of the other Parties to NBD. If there is an express conflict between the terms of this First Amendment and the terms of the Loan Documents (including the Extension Agreement), the terms of this First Amendment shall govern and control. Furthermore, as of the date hereof, each of the Parties hereby restates and republishes each representation, warranty, covenant, and agreement contained in the Loan Documents (including the Extension Agreement) and each such representation, warranty, covenant and agreement is incorporated herein by reference. Without limiting the generality of the immediately preceding sentence, each of the Parties acknowledges and agrees that each of the Guaranties remain in full force and effect and extends cover all of the Obligations, that all subordination agreements given by any of the Parties in favor of NBD remain in full force and effect and are hereby ratified and confirmed. Each of the Parties hereby consents to all of the terms and conditions of this First Amendment and of all agreements referred to or incorporated herein.

6.   Reservation of Rights.

         (a) Notwithstanding anything to the contrary in this First Amendment, all of NBD's rights and remedies against each of the Parties are expressly reserved. Likewise, nothing herein shall be deemed to constitute a waiver of any default existing as of the date hereof, a further worsening of such default, or new Events of Default or defaults, except for the Existing Defaults, or shall in any way prejudice the rights and remedies of NBD the Loan Documents (including the Extension Agreement and any of the Guaranties) or applicable law. Further, NBD shall have the right to waive any conditions set forth in this First Amendment or the Loan Documents, in its sole discretion, and any waiver shall not prejudice, waive or reduce any other right or remedy which NBD may have against any of the Parties. However, the Parties to this First Amendment and the Loan Documents agree that no waiver by NBD of any right or condition of this First Amendment or the Loan Documents shall be effective unless contained in a writing signed by an authorized agent of NBD.

         (b) ANYTHING CONTAINED IN THIS FIRST AMENDMENT OR IN ANY OTHER AGREEMENT TO THE CONTRARY NOTWITHSTANDING, NOTHING CONTAINED IN THIS FIRST AMENDMENT OR IN ANY OTHER AGREEMENT SHALL IN ANY WAY RESTRICT OR PROHIBIT NBD'S RIGHT TO BLOCK, STOP OR PROHIBIT PAYMENTS TO ANY SUBORDINATED CREDITOR(S).

7.   Entire Agreement, Etc.

         (a) This First Amendment constitutes the entire understanding the Parties and NBD with respect to the subject matter hereof and may only be modified or amended by a writing signed by the party to be charged. This First Amendment shall be governed by the internal laws of the State of Michigan that are applicable to contracts made and to be performed wholly within the State of Michigan, without regard to conflict of law principles. This First Amendment is binding on each Party and its successors, assigns, heirs and personal representatives, and shall inure to the benefit of NBD, and its successors and assigns. If any of the provisions of this First Amendment are in conflict with any applicable statute or rule of law or otherwise unenforceable, the offending provision shall be null and void to the extent of such conflict or unenforceability only, and shall be deemed separate from and shall not invalidate any other provision of this First Amendment.

         (b) This First Amendment is being entered into among competent persons who are experienced in business and represented by counsel (or who have had the opportunity to be represented by counsel) and has been reviewed by the Parties and their counsel, if any. Therefore, any ambiguous language in this First Amendment will not necessarily be construed against any particular party as the drafter of that language.

         (c) This First Amendment may be executed in counterparts, each of which shall be deemed an original, but together they shall constitute one and the same instrument. Facsimile copies of signatures shall be treated as original signatures for all purposes.

         (d) From and after the date of this First Amendment references in the Loan Documents and all other documents executed pursuant to or in connection with the Loan Documents (as each of the foregoing is amended hereby or pursuant hereto), to the Loan Documents (including the Extension Agreement) shall be deemed references to the Loan Documents (including the Extension Agreement) as amended hereby.

         (e) The terms "include", "includes", and "including" are to be treated as if followed by "without limitation" whether or not they are followed by these words or words with a similar meaning.

         (f) All headings are inserted for convenience of reference only and shall not affect any construction or interpretation of this First Amendment.

8. Additional Representations. Each Party represents and warrants to the NBD that:

         (a) (i) The execution, delivery and performance of this First Amendment by the Parties and all agreements and documents delivered pursuant hereto by the Parties have been duly authorized by all necessary corporate action and does not and will not require any consent or approval of their stockholders, violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to them or of their articles of incorporation or bylaws, or result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Parties are a party or by which any of them or any of their property may be bound or affected; (ii) no authorization, consent, approval, license, exemption of or filing a registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary to the valid execution, delivery or performance by the Parties of this First Amendment and all agreements and documents delivered pursuant hereto; and (iii) this First Amendment and all agreements and documents delivered pursuant hereto by any one or more of the Parties are the legal, valid and binding obligations of each Party enforceable against each Party in accordance with the terms thereof.

         (b) After giving effect to the amendments contained herein and effected pursuant hereto, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

         (c) Except for the Existing Defaults, each Party has duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in the Loan Documents.

         (d) The financial statement of the Borrowers for the two month period ended November 30, 1998, a copy of which has been furnished to NBD, presents fairly the financial condition of the Borrowers at such date and the results of the operations of the Borrowers for the period indicated, all substantially in accordance with generally accepted accounting principles applied on a consistent basis, and since this date there has been no material adverse change in any Borrower's financial condition.

         (e) No one or more of the Parties has assigned any claim, set off or defense to any individual or entity.

         (f) This First Amendment and all of the written materials delivered by any one or more of the Parties to NBD in connection with the transactions contemplated hereby do not contain any statement that is false or misleading with respect to any material fact and do not omit to state a material fact necessary in order to make the statements therein not false or misleading. There is no additional fact of which any Party is aware that has not been disclosed in writing to NBD that materially affects adversely or, so far as each Party can reasonably foresee, will materially affect adversely any Party's financial condition or business Prospects.

         (g) All Parties executing this First Amendment in a representative capacity warrant that they have authority to execute this First Amendment and legally bind the entity they represent.

         9. Survival; Reliance. All agreements, representations and warranties made in this First Amendment (and all agreements referred to or incorporated herein) shall survive the execution of this First Amendment
(and all documents and agreements referred to or incorporated herein). Notwithstanding anything in this First Amendment (or any Documents or agreements referred to or incorporated herein) to the contrary, no investigation or inquiry by NBD (including by its agents) with respect to any matter which is the subject of any representation, warranty, covenant or other agreement set forth herein or therein is intended, nor shall it be interpreted, to limit, diminish or otherwise affect the full scope and effect of any such representation, warranty, covenant or other agreement. All terms, covenants, agreements, representations and warranties of each Party made herein (or in any documents, covenants, agreements referred to or incorporated herein), or in any certificate or other document delivered or to be delivered pursuant hereto shall be deemed to be material and to have been relied upon by NBD, notwithstanding any investigation heretofore or hereafter made by NBD or its agent.

         10. Impairment of Collateral. The execution and delivery of this First Amendment (and all agreements and documents referred to herein) in no manner shall impair or affect any other security (by endorsement or otherwise) for the Obligations or any one or more of the Parties' other obligations to NBD. No security taken heretofore or hereafter as security for the Obligations shall impair in any manner or affect this First Amendment (or any agreement or document referred to herein). All present and future additional security is cumulative security.

         11. Time Is of the Essence. Each of the Parties acknowledges and agrees that time is of the essence as to each and every term and provision of this First Amendment and each of the Loan Documents.

         12. Non-Waiver. No failure or delay on the part of NBD in the exercise of any power or right, and no course of dealing between any one or more of the Parties and NBD, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which may be available to NBD at law or in equity. No notice to or demand on any Party not required hereunder or under the Loan Documents shall in any event entitle any such Party to any other or further notice or demand in similar or other circumstances or constitute a waiver the right of NBD to any other or further action in any circumstances without notice or demand. Any waiver of any provision of this First Amendment or the Loan Documents, and any consent to any departure by any one or more of the Parties from the terms of any provision of this First Amendment or the Loan Documents, shall be effective only if in writing signed by an authorized officer of NBD and only in the specific instance and for the specific purpose for which given.

         13. No Other Promises or Inducements. There are no promises or inducements which have been made to any signatory hereto to cause such signatory to enter into this First Amendment other than those which are set forth in this First Amendment.

         14. STATUTE OF FRAUDS. THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ALL PRIOR AND CONTEMPORANEOUS ORAL AGREEMENTS, IF ANY, BETWEEN NBD, ON THE ONE HAND, AND ANY ONE OR MORE OF THE PARTIES, ON THE OTHER HAND, ARE MERGED INTO THIS FIRST AMENDMENT AND SHALL NOT SURVIVE THE EXECUTION OF THIS FIRST AMENDMENT.

         15. RELEASE. AS FURTHER CONSIDERATION FOR THE AGREEMENTS AND UNDERSTANDINGS HEREIN, EACH PARTY INDIVIDUALLY, JOINTLY, SEVERALLY, AND JOINTLY AND SEVERALLY, IN EVERY CAPACITY, INCLUDING BUT NOT LIMITED TO, AS SHAREHOLDERS, OFFICERS, PARTNERS, DIRECTORS, INVESTORS OR CREDITORS OF ANY ONE OR MORE OF THE PARTIES, EACH OF THEIR EMPLOYEES, AGENTS, EXECUTORS, SUCCESSORS AND ASSIGNS, HEREBY RELEASE NBD, ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AFFILIATES, SUBSIDIARIES, SUCCESSORS AND ASSIGNS FROM ANY LIABILITY, CLAIM, RIGHT OR CAUSE OF ACTION WHICH NOW EXISTS, OR HEREAFTER ARISES, WHETHER KNOWN OR UNKNOWN, ARISING FROM OR IN ANY WAY RELATED TO FACTS IN EXISTENCE AS OF THE DATE HEREOF. BY WAY OF EXAMPLE AND NOT LIMITATION, THE FORGOING INCLUDES ANY CLAIMS IN ANY WAY RELATED TO ACTIONS TAKEN OR OMITTED TO BE TAKEN BY NBD UNDER THE LOAN DOCUMENTS, THE BUSINESS RELATIONSHIP WITH NBD AND ALL OTHER OBLIGATIONS OF ANY NATURE OR KIND OF ANY ONE OR MORE OF THE PARTIES, ANY ORAL AGREEMENTS OR UNDERSTANDINGS (ACTUAL OR ALLEGED), ANY BANKING RELATIONSHIPS THAT ANY ONE OR MORE OF THE PARTIES HAS OR MAY HAVE HAD WITH NBD AT ANY TIME AND, FOR ANY REASON INCLUDING, BUT NOT LIMITED TO, DEMAND DEPOSIT ACCOUNTS, OR OTHERWISE.

         16. WAIVER OF JURY TRIAL AND ACKNOWLEDGMENT.

         (a) EACH PARTY ACKNOWLEDGES THAT (1) THEY HAVE FULLY READ ALL OF THIS FIRST AMENDMENT AND HAVE BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL AND OTHER ADVISORS OF THEIR CHOICE, AND AFTER CONSULTING WITH SUCH COUNSEL AND/OR

ADVISORS, KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS, COERCION, UNLAWFUL RESTRAINT, INTIMIDATION OR COMPULSION, ENTER INTO THIS FIRST AMENDMENT, BASED UPON SUCH ADVICE AND COUNSEL AND IN THE EXERCISE OF THEIR BUSINESS JUDGMENT,
(2) THIS FIRST AMENDMENT HAS BEEN ENTERED INTO IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH THE PARTIES HERETO ACKNOWLEDGE,
(3) THEY HAVE CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS FIRST AMENDMENT AND ARE NOT RELYING ON THE OPINIONS OR ADVICE OF NBD OR ITS RESPECTIVE AGENTS OR REPRESENTATIVES IN ENTERING INTO THIS FIRST AMENDMENT.

         (b) THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. NBD AND EACH PARTY EACH HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS FIRST AMENDMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENTS BETWEEN ANY OF THE PARTIES. NO PARTY SHALL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHICH SUCH RELINQUISHMENT WILL BE CHARGED. EACH PARTY AND NBD AGREES THAT ANY OF THEM MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THEIR CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.


WITNESS                                  NBD BANK

  /s/   Scott J. Koniezy                  By: /s/ Oliver J. Glenn
-------------------------------               -------------------------------
                                              Oliver J. Glenn, Vice President



[Signatures continued on following page]

[Signatures continued from preceding page]


WITNESS                                  SECOM GENERAL CORPORATION

/s/  Scott J. Koniezy                    By: /s/ Paul D. Clemente
-------------------------------              ----------------------------
                                             Paul D. Clemente, Vice President


Subscribed and sworn to before me this 2nd day of January, 1999.
                                       ---

/s/ Marlene Baynes                        MARLENE BAYNES
-------------------------------------     Notary Public, Oakland County, MI
 Notary Public, _________County, MI       My Commission Expires 05/28/2002
 My Commission Expires: ____________




WITNESS                                  FORM FLOW, INC.

/s/   Scott J. Koniezy                   By: /s/ Paul D. Clemente
-------------------------------              ----------------------------
                                             Paul D. Clemente, Director


Subscribed and sworn to before me this 2nd day of January, 1999.
                                       ---

/s/ Marlene Baynes                        MARLENE BAYNES
-------------------------------------     Notary Public, Oakland County, MI
 Notary Public, _________County, MI       My Commission Expires 05/28/2002
 My Commission Expires: ____________



[Signatures continued on following page]

[Signatures continued from preceding page]


WITNESS                                  L & H DIE, INC.

/s/  Scott J. Koniezy                    By: /s/ Paul D. Clemente
-------------------------------              ----------------------------
                                             Paul D. Clemente, Director


Subscribed and sworn to before me this 2nd day of January, 1999.
                                       ---

/s/ Marlene Baynes                        MARLENE BAYNES
-------------------------------------     Notary Public, Oakland County, MI
 Notary Public, _________County, MI       My Commission Expires 05/28/2002
 My Commission Expires: ____________




WITNESS                                  MICANOL, INC.

/s/   Scott J. Koniezy                   By: /s/ Paul D. Clemente
-------------------------------              ----------------------------
                                             Paul D. Clemente, Director


Subscribed and sworn to before me this 2nd day of January, 1999.
                                       ---

/s/ Marlene Baynes                        MARLENE BAYNES
-------------------------------------     Notary Public, Oakland County, MI
 Notary Public, _________County, MI       My Commission Expires 05/28/2002
 My Commission Expires: ____________



[Signatures continued on following page]

[Signatures continued from preceding page]


WITNESS                                  UNIFLOW CORPORATION

/s/ Scott J. Koniezy                     By: /s/ Paul D. Clemente
-------------------------------              ----------------------------
                                             Paul D. Clemente, Director


Subscribed and sworn to before me this 2nd day of January, 1999.
                                       ---

/s/ Marlene Baynes                        MARLENE BAYNES
-------------------------------------     Notary Public, Oakland County, MI
 Notary Public, _________County, MI       My Commission Expires 05/28/2002
 My Commission Expires: ____________



                                         MMC MANUFACTURING CORP., F/K/A
WITNESS                                  MILFORD MANUFACTURING, CORPORATION

/s/   Scott J. Koniezy                   By: /s/ Paul D. Clemente
-------------------------------              ----------------------------
                                             Paul D. Clemente, Director


Subscribed and sworn to before me this 2nd day of January, 1999.
                                       ---

/s/ Marlene Baynes                        MARLENE BAYNES
-------------------------------------     Notary Public, Oakland County, MI
 Notary Public, _________County, MI       My Commission Expires 05/28/2002
 My Commission Expires: ____________



[Signatures continued on following page]

[Signatures continued from preceding page]


WITNESS                                  TRI-TEC PLASTICS CORPORATION

/s/ Scott J. Koniezy                     By: /s/ Paul D. Clemente
-------------------------------          ----------------------------
                                         Paul D. Clemente
                                         Name: Paul D. Clemente
                                               ----------------------
                                               Title: Director
                                                      ---------------


Subscribed and sworn to before me this 2nd day of January, 1999.
                                       ---

/s/ Marlene Baynes                        MARLENE BAYNES
-------------------------------------     Notary Public, Oakland County, MI
 Notary Public, _________County, MI       My Commission Expires 05/28/2002
 My Commission Expires: ____________



WITNESS                                  TRIPLE TOOL, INC.

  /s/   Scott J. Koniezy                     By: /s/ Paul D. Clemente
-------------------------------              ----------------------------
                                          Paul D. Clemente
                                          Name: Paul D. Clemente
                                                ----------------------
                                                Title: Director
                                                       ---------------

Subscribed and sworn to before me this 2nd day of January, 1999.
                                       ---

/s/ Marlene Baynes                        MARLENE BAYNES
-------------------------------------     Notary Public, Oakland County, MI
 Notary Public, _________County, MI       My Commission Expires 05/28/2002
 My Commission Expires: ____________


Exhibit A:   Updated Cash Flow Projections



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